                                 (EXHIBIT 10.50)

                        CROSS COLLATERALIZATION AGREEMENT
                        ---------------------------------


                                                        Dated as of July 7, 1995

Newmarket Capital Group, L.P.
202 North Canon Drive
Beverly Hills, California 90210
Attention:  Will Tyrer

Gentlemen:

A.   Reference is hereby made to the following agreements:

     1. That certain Loan Agreement dated as of July 7, 1995 (the "Pinocchio Loan Agreement") between Newmarket Capital Group, L.P. ("Newmarket") and Bank of America National Trust and Savings Association on the one hand and Allied Pinocchio Productions Limited ("APPL") relating to that certain motion picture currently entitled "THE LEGEND OF PINOCCHIO," and the Security Agreement executed in connection therewith (the "Pinocchio Security Agreement");

     2. That certain Loan Agreement dated as of May 24, 1995 (the "Nesting Loan Agreement") between Newmarket and Dayton Way Pictures II, Inc. ("DWII") relating to that certain motion picture currently entitled "THE NESTING" (a/k/a "SERPENT'S LAIR") and the Security Agreement executed in connection therewith (the "Nesting Security Agreement");

     3. That certain Loan Agreement dated as of June 12, 1995 (the "Grave Loan Agreement") between Newmarket and Dayton Way Pictures, Inc. ("DW") realting to that certain motion picture currently entitled "THE GRAVE" and the Security Agreement executed in connection therewith (the "Grave Security Agreement");

     4. That certain Loan Agreement dated as of July 31, 1995 (the "WWW Loan Agreement") between Newmarket and Dayton Way Pictures IV, Inc. ("DWIV") realting to that certain motion picture currently entitled "THE WHOLE WIDE WORLD" and the Security Agreement executed in connection therewith (the "WWW Security Agreement");

B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each of DWII, DW and DWIV agree that the "Secured Obligations" under each of the Nesting Security Agreement, the Grave Security Agreement and the WWW Security Agreement shall include all of the obligations of DWII, DW and DWIV under the Nesting Loan Agreement, the Grave Loan Agreement and the WWW Loan Agreement and all such obligations shall, as of the date hereof, be cross-collateralized. As a result, all of DWII, DW and DWIV agree

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that the Lender is entitled to use the proceeds of any Collateral, whether granted pursuant to the Grave Security Agreement, the Nesting Security Agreement or the WWW Security Agreement, in order to satisfy the obligations arising under the Grave Loan Agreement, the Nesting Loan Agreement or the WWW Loan Agreement.

     2. In the event that The Kushner-Locke Company ("K-L") does not conclude its loan facility with ING Bank ("ING") on or before January 15, 1996 or all of the conditions precedent to ING advancing funds thereunder have not been satisfied or waived on r before January 15, 1996, then APPL agrees that the "Secured Obligations" under the Pinocchio Security Agreement shall include all of the obligations of DWII to Newmarket under the Nesting Loan Agreement, of DW to Newmarket under the Grave Loan Agreement and of DWIV to Newmarket under the WWW Loan Agreement and DWII, DW and DWIV agree that the "Secured Obligations" under each of the Nesting Security Agreement, the Grave Security Agreement and the WWW Security Agreement shall include the obligations of APPL to Newmarket under the Pinocchio Loan Agreement.

     3. Each of DW, DWII, DWIV, APPL and K-L hereby appoint Newmarket as the Collection Agent for all proceeds derived from the exploitation of "THE GRAVE," "THE NESTING," "WHOLE WIDE WORLD" and "THE LEGEND OF PINOCCHIO" and hereby agree that Newmarket shall be entitled to deduct from all such proceeds a fee equal to 0.75% of all proceeds derived from such pictures in excess of the amounts required to repay the obligations of DW, DWII, DWIV and APPL under the Grave Loan Agreement, the Nesting Loan Agreement, the WWW Loan Agreement and the Pinocchio Loan Agreement, respectively. Each of DW, DWII, DWIV, APPL and K-L agree that they will enter into a more complete Collection Agreement with Newmarket relating to each of the above-referenced motion picture on or before January 30, 1996.

     4. Except as specifically amended hereby, the Grave Security Agreement, the Nesting Security Agreement, the WWW Security Agreement and the Pinocchio Security Agreement remain in full force and effect (as each of the same may have been amended by fully-executed amendment agreements) and are enforceable against the respective parties thereto.

     5. Each of DW, DWII, DWIV and APPL agree that they shall execute any further instruments or documents necessary or reasonably requested by Newmarket to effectuate the foregoing provisions.

     6. None of this Agreement or any provision hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the parties hereto. This Agreement shall be deemed to be a "Credit Document" as defined in each of the Pinocchio Loan Agreement, the Grave Loan Agreement, the Nesting Loan Agreement and the WWW Loan Agreement.

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     7.   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE
OF CALIFORNIA OF THE UNITED STATES OF AMERICA WITHOUT REFERENCE TO THE
PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     IN WITNESS WHEREOF, this Agreement is entered into this __ day of December, 1995 and is executed by an authorized signatory of each of the parties set out below.

                              THE KUSHNER-LOCKE COMPANY

                              By:  /s/ Donald Kushner
                              -------------------------------------
                              Its:

                              DAYTON WAY PICTURES, INC.


                              By:  /s/ Alan Abrams
                              -------------------------------------
                              Its:

                              DAYTON WAY PICTURES II, INC.


                              By:  /s/ Alan Abrams
                              -------------------------------------
                              Its: Authorized Signatory

                              DAYTON WAY PICTURES IV, INC.


                              By:  /s/ Alan Abrams
                              -------------------------------------
                              Its:

                              ALLIED PINOCCHIO PRODUCTIONS LTD.


                              By:  /s/ Bruce Lilliston
                              -------------------------------------
                              Its:


ACKNOWLEDGED AND AGREED:

NEWMARKET CAPITAL GROUP, L.P.
By: BFB, LLC.
Its: Its Managing General Partner

By:  /s/ Will Tyrer
-------------------------------------
Its: President


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